As filed with the Securities and Exchange Commission on September 2, 2009

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934
(Amendment No. __)

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Soliciting Material Pursuant to § 240.14a-12.

UM INVESTMENT TRUST

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UM INVESTMENT TRUST

Undiscovered Managers Multi-Strategy Fund

245 Park Avenue, New York, New York 10167
Toll-Free (888) 202-3981

Notice of Special Meeting of Shareholders
to be held on October 6, 2009

To the Shareholders:

A Special Meeting of Shareholders of the Undiscovered Managers Multi-Strategy Fund (the “Fund”), a series of the UM Investment Trust (the “Trust”), a Massachusetts business trust, will be held at 245 Park Avenue, New York, New York 10167, on October 6, 2009 at 2:00 p.m. Eastern Time (the “Meeting”).  Please call 1-888-202-3981 if you have any questions relating to attending the Meeting in person. The Meeting will be held for the following purposes:

(1)

To approve a new subadvisory agreement between J.P. Morgan Investment Management Inc., the Fund’s investment adviser, and Cadogan Management LLC (“Cadogan”); and

(2)

To transact any other business that may lawfully come before the Meeting or any adjournment or postponement thereof;

all as set forth in the Proxy Statement accompanying this Notice.

The close of business on July 24, 2009 has been fixed as the record date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof.

Important Notice regarding the availability of Proxy Materials for the Shareholder Meeting to be held on October 6, 2009.

This proxy statement is available at the website listed on your proxy card.

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YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

Please indicate your voting instructions on the enclosed Proxy Card, date and sign it, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.  You may also vote by telephone by calling 1-888-221-0697. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your Proxy promptly. A Proxy will not be required for admission to the Meeting.

By order of the Board of Trustees,

/s/ Frank A. Nasta

Secretary

Dated: August 31, 2009

August 31, 2009

UM INVESTMENT TRUST

Undiscovered Managers Multi-Strategy Fund

245 PARK AVENUE,
NEW YORK, NEW YORK 10167

TOLL-FREE (888) 202-3981

PROXY STATEMENT

for the
Special Meeting of Shareholders to be held on October 6, 2009

This Proxy Statement is furnished to you in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of UM Investment Trust (the “Trust”) to be used at the special meeting of the shareholders of the Undiscovered Managers Multi-Strategy Fund (the “Fund”) to be held at 245 Park Avenue, New York, New York 10167, on October 6, 2009 at 2:00 p.m. Eastern Time, and at any adjournments or postponements thereof (the “Meeting”) for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

This Proxy Statement, the accompanying Notice of Special Meeting of Shareholders and the proxy card will be first sent to shareholders on or about September 7, 2009.

Due to certain changes in the control structure of the Fund's subadviser, Cadogan Management LLC (“Cadogan”), Cadogan is currently serving under a Current Interim Subadvisory Agreement (as defined below), which will terminate on October 12, 2009.  In order to continue contractually as subadviser to the Fund after October 12, 2009, a new subadvisory agreement (the "Proposed Subadvisory Agreement") will need to be approved by shareholders as required by the Investment Company Act of 1940, as amended (“1940 Act”).   On August 19, 2009, the Trustees approved a Plan of Liquidation and Termination for the Fund (“Liquidation”).   Nonetheless, the Trustees, including a majority of the independent Trustees, have determined it is in the best interests of the Fund and its shareholders to have Cadogan continue to serve as subadviser until the liquidation is completed, to ensure continuity in the subadvisory services and in order to dispose of the assets of the Fund in an orderly and effective manner.

There have been several changes to the control structure of Cadogan since September 28, 2008.  Prior to that date, Cadogan was the Fund’s subadviser pursuant to a subadvisory agreement entered into by J.P. Morgan Investment Management Inc. (“JPMIM”) with Cadogan that was last approved by the Trustees, including a majority of the independent Trustees, on February 18, 2009 and last approved by shareholders of the Fund on May 2, 2007 (the “2007 Subadvisory Agreement”).  On September 28, 2008 the Belgian government assumed an approximately 50% stake in Fortis Bank Belgium (“Fortis”). Subsequently on October 5, 2008, the Belgium government assumed a 100% stake in Fortis.  Furthermore, it was announced that BNP Paribas (“BNP”) would eventually assume ownership of Fortis.  Fortis is the indirect parent of Fortis Investment Management USA, Inc. which in turn, controls Cadogan.  In response to the Belgian government's acquisitions, the Trustees, including a majority of the independent Trustees, met on October 10, 2008, and approved interim subadvisory agreements dated September 28, 2008 and October 5, 2008, whose terms were not materially different from those of the 2007 Subadvisory Agreement.  Under the 1940 Act, the acquisition by the Belgian government could have been deemed an “assignment” of Cadogan’s 2007 Subadvisory Agreement, and thus the 2007 Subadvisory Agreement arguably terminated automatically.  Normally, such a termination would require shareholder approval of a new subadvisory agreement.  The Securities and Exchange Commission, however, issued oral relief, confirmed subsequently in a letter dated January 27, 2009, that effectively provided that the Fund could continue its subadvisory relationship with Cadogan without obtaining shareholder approval until a future change of control.  The October 5, 2008 agreement was extended indefinitely in accordance with this relief by the Trustees at a meeting held on February 18, 2009 (as extended, the "Previous Subadvisory Agreement").

In anticipation of a proposed acquisition by BNP of an interest in Fortis (the "BNP Acquisition), the Trustees, on November 11, 2008, including a majority of the independent Trustees, also approved another interim subadvisory agreement between JPMIM and Cadogan (the “Current Interim Subadvisory Agreement”).  The Interim Subadvisory Agreement would become effective upon the BNP Acquisition, allowing Cadogan to continue as the Fund's subadviser despite the termination of the Previous Subadvisory Agreement.  The terms of the Current Interim Subadvisory Agreement were not materially different from those of the 2007 Subadvisory Agreement. The Trustees, including a majority of the independent Trustees, also approved the Proposed Subadvisory Agreement to be submitted to the Fund's shareholders after the Current Interim Subadvisory Agreement became effective.

On May 15, 2009 the BNP Acquisition occurred whereby BNP acquired 74.93% of the share capital of Fortis.  Because, under the 1940 Act, the acquisition of Fortis by BNP may be deemed an assignment of Cadogan’s Previous Subadvisory Agreement, the Previous Subadvisory Agreement therefore terminated automatically on May 15, 2009.  Subsequently, Cadogan has continued to serve as subadviser to the Fund under the Current Interim Subadvisory Agreement.  Under the 1940 Act, the Current Interim Subadvisory Agreement has a duration of no greater than 150 days following May 15, 2009, the date on which the Previous Subadvisory Agreement with Cadogan terminated.  After the expiration of the 150 day period, Cadogan may continue to serve under contract as subadviser to the Fund only upon the approval of the Fund’s shareholders of the Proposed Subadvisory Agreement as described under “Required Vote” below.

If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting. If you give instructions, your shares will be voted in accordance with your instructions. If you return your signed Proxy without instructions, your shares will be voted (i) for approval of the subadvisory agreement by and between J.P. Morgan Investment Management Inc., the Trust’s investment adviser, and Cadogan Management LLC, and (ii) at the discretion of the Proxy holders, on such other matters as may lawfully come before the Meeting or any adjournment or postponement thereof.  The Board is not currently aware of any other matters to come before the Meeting.  You may revoke your Proxy or change it by written notice to the Trust (Attention: Secretary) or by notice at the Meeting at any time prior to the time it is voted.

On the record date, July 24, 2009, the Trust had outstanding 4,244,505.715 shares of the Fund (“Shares”).  Shareholders are entitled to one vote per share and a proportional fractional vote on each fractional Share.

For all matters on which the affirmative vote of a majority of the votes cast at a meeting is required, an abstention or “broker non-vote” (i.e., proxies sent in by brokers and other nominees that cannot be voted on the proposal because the beneficial owners have not given instructions) will not be considered a vote cast.  Such abstentions and broker non-votes will, however, be considered to be shares present at the Meeting for the purposes of determining whether a quorum exists (as described below). Accordingly, assuming that a quorum would otherwise be present, abstentions and broker non-votes will have the effect of a negative vote.

Forty percent (40%) of the Shares entitled to vote shall constitute a quorum.  In the event that a quorum is not represented at the Meeting or, if a quorum is so represented but that sufficient votes in favor of any management proposal are not received by October 6, 2009, the persons named as proxies may propose and vote for one or more adjournments of the Meeting if a quorum is not represented or, if a quorum is so represented, only with respect to such proposal, with no notice other than an announcement at the Meeting, and further solicitation may be made. Shares represented by proxies indicating a vote against a proposal will be voted against adjournment in respect of that proposal.  Abstentions and broker non-votes will not be counted as having been voted for or against any such adjournment.

The Trust’s investment adviser is JPMIM.  The Trust’s distributor is JPMorgan Distribution Services Inc.  The Trust’s administrator is JPMorgan Funds Management, Inc.  The address of each of these entities is 245 Park Avenue, New York, New York 10167.  The Trust will furnish, without charge, a copy of its most recent annual report and any recent semi-annual report to any shareholder upon written request to JPMorgan Private Funds Client Services, 570 Washington Blvd., 6th Floor, Jersey City, New Jersey, 07310, Attn: Richard Wu, or by calling 1-888-202-3981. Requested shareholder reports will be sent by first class mail within three business days of the receipt of the request.

If you have elected to receive one Proxy Statement for all accounts maintained by members of your household, the Trust undertakes to deliver promptly upon written or oral request a separate copy of the Proxy Statement for a separate account.  You may request to receive separate copies of the Proxy Statement by contacting 1-888-202-3981.

PROPOSAL 1 – APPROVAL OF SUBADVISORY AGREEMENT

At the Meeting, shareholders will consider the approval of the Proposed Subadvisory Agreement between JPMIM and Cadogan (the “Proposed Subadvisory Agreement”). The proposal is necessitated due to the BNP Acquisition in which BNP acquired 74.93% of the share capital of Fortis, the parent company of Cadogan, a change of control of Cadogan that terminated the Previous Subadvisory Agreement by operation of law.  Cadogan has served as a subadviser to the Fund prior to the termination of the Fund’s 2007 Subadvisory Agreement and Previous Subadvisory Agreement and currently serves as a subadviser to the Fund under the Current Interim Subadvisory Agreement as permitted by Rule 15a-4 under the 1940 Act.

The Trust has retained JPMIM as investment adviser to provide investment advice and portfolio management services to the Fund, pursuant to an advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, and except as delegated to a subadviser, JPMIM manages the investment of the assets of the Fund and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Fund.  JPMIM is responsible for the management of the Fund’s affairs, subject to the supervision of the Trustees.

The Fund’s investment portfolio is managed on a day-to-day basis by Cadogan under the general oversight of JPMIM and the Trustees. JPMIM monitors and evaluates Cadogan to help ensure that Cadogan is managing the Fund consistently with the Fund’s investment objective and restrictions and applicable laws and guidelines. JPMIM does not, however, determine what investments will be purchased, sold or sold short on behalf of the Fund or which investment vehicles will be utilized.  As previously noted, on August 19, 20009, the Trustees approved the liquidation of the Fund and Trust, which is expected to take at least twelve months.  JPMIM has advised and the Trustees have determined it is in the best interests of the Fund and its shareholders to have Cadogan continue as subadviser to ensure continuity in the subadvisory services and in order to dispose of the assets of the Fund in an orderly and effective manner.

Summary of Current Interim Subadvisory Agreement

As a result of the BNP Acquisition, which may be deemed a change of control of Cadogan, the Previous Subadvisory Agreement terminated in accordance with its terms as well as the terms of the 1940 Act.  The Board determined that, in anticipation of the BNP Acquisition, it would be in the Fund's and its shareholders' best interest to put in place the Current Interim Subadvisory Agreement with Cadogan in order to ensure continuity in the subadvisory services provided to the Fund.

The key terms of the Current Interim Subadvisory Agreement were determined by Rule 15a-4 under the 1940 Act, which provides that a person may act as subadviser under an interim contract only if certain conditions are met.  In general, an interim subadvisory contract may not have a duration of greater than 150 days and must contain the same terms and conditions as the previous contract.  The compensation to be received under an interim contract may not be greater than the compensation the subadviser would have received under the previous contract and the compensation earned under the contract must be held in an interest-bearing escrow account pending shareholder approval.  In light of the foregoing, and given that JPMIM and not the Fund pays Cadogan the fees for its services, the Trustees did not consider certain factors that might be more relevant in other circumstances, such as the costs of the services to be provided by Cadogan, the profits to be realized by Cadogan and its affiliates from managing the Fund, or the extent to which economies of scale would be realized by Cadogan as the Fund grows.  The Trustees compared the services to be rendered and the amounts to be paid under the Current

Interim Subadvisory Agreement with those under the Fund’s 2007 Subadvisory Agreement with Cadogan.  However, because the form of the Current Interim Subadvisory Agreement was substantially identical to the 2007 Subadvisory Agreement, with which the Trustees were familiar and which they had previously approved (and periodically re-approved in accordance with the 1940 Act), the Trustees determined that it was not necessary to compare the specific terms of the Current Interim Subadvisory Agreement with other contracts.  Annex B contains a description of the Trustees' deliberations for the last periodic re-approval of the 2007 Subadvisory Agreement.

The subadvisory fee, payable by JPMIM to Cadogan pursuant to the Current Interim Subadvisory Agreement, is computed in the same manner as the subadvisory fee paid pursuant to the 2007 Subadvisory Agreement, and is held in an escrow account pending shareholder approval of the Proposed Subadvisory Agreement.  Both fees are calculated as a percentage of the average monthly net assets of the Fund.  The annual rate of fees payable by JPMIM to Cadogan for the Fund is 0.85%, expressed as a percentage of the average monthly net assets of the Fund.  The fees to Cadogan as the interim subadviser are held in escrow pending shareholder approval of the Proposed Subadvisory Agreement.

The table below sets forth the investment advisory fees paid or accrued to Cadogan (waived amounts are in parentheses), with respect to the fiscal period indicated (amounts in thousands):

	Fiscal Period from January 1, 2008 to December 31, 2008
	Paid/Accrued	Waived
Multi-Strategy Fund	$1,915	N/A

The Current Interim Subadvisory Agreement will terminate no later than October 12, 2009, the 150th day following its effectiveness.  If the Proposed Subadvisory Agreement is not approved by that date, Cadogan will be entitled to an amount equal to the lesser of (a) the costs of performing its services during the interim period plus interest and (b) the amount in the escrow account plus interest.

Summary of Proposed Subadvisory Agreement

Although the Trustees have determined to liquidate and terminate the Fund, JPMIM proposes to continue to engage Cadogan as subadviser to the Fund until the liquidation is completed to ensure continuity in the subadvisory services and in order to dispose of the assets of the Fund in an orderly and effective manner.  JPMIM proposes to continue to engage Cadogan as subadviser pursuant to the Proposed Subadvisory Agreement between JPMIM and Cadogan, a copy of which is attached as Annex A.  Cadogan is independent of JPMIM and will discharge its responsibilities subject to the policies of the Trustees and the supervision of JPMIM, which will pay Cadogan’s fees.

As noted above, the Trustees, including a majority of the independent Trustees, approved the Proposed Subadvisory Agreement at their November 11, 2008 meeting.  The terms of the Proposed Subadvisory Agreement are not materially different from the terms of the 2007 Subadvisory Agreement, Previous Subadvisory Agreement and Current Interim Subadvisory Agreement (collectively, the "Former Subadvisory Agreements").  If the Proposed Subadvisory Agreement is approved by shareholders, it is expected that the current portfolio management team will continue to manage the assets of the Fund in accordance with investment process described below with a view to liquidating and terminating the Fund.  The subadvisory fee payable to Cadogan under the Proposed Subadvisory Agreement will be identical to the subadvisory fee payable to Cadogan pursuant to the Former Subadvisory Agreements.

The Proposed Subadvisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner.  It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.  The Proposed Subadvisory Agreement provides that it will terminate in the event of an “assignment” (as defined in the 1940 Act), and may be terminated without penalty at any time by either party upon 60 days written notice, or upon termination of the Advisory Agreement.  Under the terms of the Proposed Subadvisory Agreement, Cadogan is not liable to JPMIM, the Fund or its shareholders, for any error of judgment or mistake of law or for any losses sustained by JPMIM, the Fund or its shareholders, except in the case of Cadogan’s willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Proposed Subadvisory Agreement.  The above terms are identical to those under the Former Subadvisory Agreements.

Investment Process

The Fund seeks long-term capital appreciation with low volatility relative to the broad equity markets. It pursues this objective principally through a multi-manager, multi-strategy program of investment in a variety of funds that invest or trade in a wide range of equity and debt securities. The Fund intends to allocate its assets among investment management firms (“Money Managers”) that utilize a variety of investment strategies, with the intention that such allocation will engender significantly lower risk (volatility) than would be involved in an investment with any single Money Manager alone. Money Managers are selected by Cadogan and conduct their investment programs through investment funds (such vehicles in which the Fund invests from time to time are collectively referred to herein as “Investment Vehicles”) that generally are not registered under the 1940 Act and which have investors other than the Fund, and may have investment policies that are different from those of the Fund.  The Fund generally does not invest directly in equity securities (other than those of the Investment Vehicles), but may invest temporarily in high quality, fixed income securities, money market instruments and money market funds pending the investment of assets in Investment Vehicles or to maintain the liquidity necessary to effect certain repurchases of Shares or for other purposes. In addition, the Fund may borrow funds on a secured or unsecured basis, to provide liquidity or for tax purposes.  Because of the characteristics of many of the Investment Vehicles, the liquidation is expected to take at least twelve months.  During the liquidation, the Fund will be managed with an emphasis on redeeming investments in the Investment Vehicles and placing the proceeds in cash instruments and other highly liquid investments.

Executive Officers and Trustees of Cadogan and BNP

Cadogan is a registered investment adviser under the Investment Advisers Act of 1940, as amended.  Information regarding the principal executive officers and directors of Cadogan is set forth below.  Cadogan’s address is 149 Fifth Avenue, New York, New York 10010.  Cadogan is controlled by Fortis Investment Management USA, Inc., located at 75 State Street, Suite 27, Boston, Massachusetts 02109. Fortis Investment Management SA, located at Avenue L'Astronome, 14, Brussels, Belgium 1210, owns 100% of Fortis Investment Management USA, Inc. and is majority owned by Fortis Bank SA/NV, located at Montagne du Parc3, Brussels, Belgium 1000. BNP Paribas, located at Boulevard des Italiens, Paris, France, owns 74.93% of Fortis Bank SA/NV. The address for each of the persons listed below, as it relates to his or her duties with Cadogan, is the same as that of Cadogan.

Name	Position with Advisor and Principal Occupation
Stuart N. Leaf	Chief Executive Officer
John B. Trammell	President
Paul J. Isaac	Chief Investment Officer
A. Michael Waldron	Chief Risk Officer
Matthew A. Jenal	Chief Financial Officer
Waldo M. Abbot	Country Manager – Fortis Americas
William L. Braman	Chief Executive Officer – Fortis Investments
Nicola Faller	Global Head, Distribution Partners, Fortis Investments
Paul Martin	Global Head, Compliance, Fortis Investments

Board Review of Proposed Subadvisory Agreement

Prior to voting, the Trustees reviewed the Proposed Subadvisory Agreement with representatives of JPMIM and with counsels to the Trust and the independent Trustees.  The Trustees also discussed the proposed approval in executive session with independent counsel at which no representatives of JPMIM were present.

In considering the Proposed Subadvisory Agreement, the Trustees were mindful of information and materials presented to them in June and August of 2008 with respect to the annual review of Cadogan’s subadvisory agreement.  That information and those materials allowed the Trustees to evaluate the experience of Cadogan’s key personnel in portfolio management, the quality of services Cadogan is expected to provide to the Fund, and the compensation proposed to be paid to Cadogan.

The Trustees reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings and at the June and August 2008 Board meetings relating to the annual contract review.

In considering the subadvisory fee paid to Cadogan under the Proposed Subadvisory Agreement, the Trustees noted that the subadvisory fee would be identical to the fee imposed

under the Former Subadvisory Agreements.   In addition, the Board noted that the subadvisory fees are paid by JPMIM out of its advisory fee and that because of this the profitability of the Fund to Cadogan, the need for breakpoints in the subadivsory fee and the amount of the subadvisory fee relative to Cadogan's other clients were not material factors in the Board's deliberations with respect to the Proposed Subadvisory Agreement.  After considering and reviewing JPMIM’s recent review of Cadogan, the impact of the BNP Acquisition on Cadogan and the proposed liquidation, the Board determined that the BNP Acquisition and liquidation did not change the conclusions that it had made at its August 18-20, 2008 meeting with regard to such factors.  The Board determined it is in the best interests of the Fund and its shareholders to have Cadogan continue as subadviser to ensure continuity in the subadvisory services until the liquidation is completed and in order to dispose of the assets of the Fund in an orderly and effective manner.

Required Vote

Approval of the Proposed Subadvisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (i) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present at the Meeting or represented by proxy, or (ii) more than 50% of the outstanding shares.

The Proposed Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the Proposed Subadvisory Agreement or “interested persons,” as defined in the 1940 Act, of any such party, on November 11, 2008.

The Board unanimously recommends that you vote FOR the approval of the Proposed Subadvisory Agreement between JPMIM and Cadogan.

OTHER MATTERS

The Trust knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the form of Proxy, or their substitutes, will vote the Proxy in accordance with their judgment on such matters. The persons named in the form of Proxy, or their substitutes, will have discretionary authority to vote on any shareholder proposal properly presented at the Meeting.

Under the current By-Laws of the Trust, meetings of shareholders are required to be held only when necessary under the 1940 Act.  It is therefore unlikely that shareholder meetings will be held on an annual basis.  A shareholder proposal intended to be presented at any meeting called in the future must be received by the Trust within a reasonable time before the solicitation for that meeting is made.  Otherwise, the Trust will not be able to include the proposal in the notice of meeting, proxy statement and form of proxy relating to the meeting.  There is no guarantee that any proposal submitted by a shareholder will be included in the proxy statement. Shareholder proposals are subject to certain regulations under Federal law.

BENEFICIAL OWNERSHIP OF SHARES OF THE FUND

AND JPMORGAN FUND COMPLEX

The Trust’s Board of Trustees (the “Board”) consists of thirteen trustees – William J. Armstrong, John F. Finn, Dr. Matthew Goldstein, Robert J. Higgins, Frankie D. Hughes, Peter C. Marshall, Marilyn McCoy, William G. Morton, Jr., Robert A. Oden, Jr., Fergus Reid, III, Frederick W. Ruebeck, James J. Schonbachler, and Leonard M. Spalding, Jr. (each, a “Trustee” and together, the “Trustees”).  The following table shows the dollar range of each Trustee’s beneficial ownership as of December 31, 2008, in the Fund and each Trustee’s aggregate ownership in any portfolios/funds that the Trustee oversees in the JPMorgan Fund Complex:

Name of Trustee	Ownership of Fund	Aggregate Ownership of All Registered Investment Companies to be Overseen by Trustee in JPMorgan Fund Complex*
Independent Trustees

William J. Armstrong	None	Over $100,000
John F. Finn	None	Over $100,000
Dr. Matthew Goldstein	None	Over $100,000
Robert J. Higgins	None	Over $100,000
Peter C. Marshall	None	Over $100,000
Marilyn McCoy	None	Over $100,000
William G. Morton, Jr.	None	Over $100,000
Robert A. Oden, Jr.	None	Over $100,000
Fergus Reid, III	None	Over $100,000
Frederick W. Ruebeck	None	Over $100,000
James J. Schonbachler	None	Over $100,000

Interested Trustees

Frankie D. Hughes	None	Over $100,000
Leonard M. Spalding, Jr.	None	Over $100,000

__________________________

*

A Fund Complex means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services.  The Family of Investment Companies for which the Board of Trustees currently serves includes eight registered investment companies ( 133 funds).

**

Securities valued as of December 31, 2008.

As of December 31, 2008, none of the non-interested Trustees or their immediate family members owned any shares of JPMIM, Cadogan, BNP or in any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with JPMIM, Cadogan or BNP.

As of December 31, 2008, the Trustees and officers as a group owned less than 1% of the shares of the Fund.

Principal Holders

As of June 30, 2009, no person owned of record, or is known by the Trust to own beneficially, 5% or more of the outstanding shares of the Fund.

INFORMATION RELATING TO VOTING MATTERS

Solicitation of Proxies

In addition to the solicitation of proxies by mail, employees of JPMIM and or its affiliates may solicit proxies in person or by telephone.  All costs and expenses incurred in connection with the solicitation of proxies will be borne by Cadogan.  Broadridge (the “Agent”) has been engaged to assist with the solicitation of proxies, at an estimated fee of $5,000.  As the Meeting date approaches, certain shareholders may receive a telephone call from a representative of the Agent if their vote has not yet been received.  Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the Agent at 1-866-450-8470 .

Shareholder Voting by Telephone

In addition to voting by mail or in person at the Meeting, you may also give your voting instructions over the telephone by calling 1-888-221-0697.  If JPMIM has not received your vote, a representative of JPMIM or the Agent may call you to answer your proxy related questions and to encourage you to vote.  When calling, the JPMIM or Agent representative is required to ask you for your full name, address, the last four digits of your social security or employer identification number, title (if the person giving the proxy is authorized to act for an entity, such as a corporation), and to confirm that you have received the Proxy Statement in the mail.  If the information you provide matches the information provided to JPMIM or the Agent, then the representative will offer to explain the process.  JPMIM and the Agent are not permitted to recommend to you how to vote, but may read any recommendations included in the Proxy Statement.  Any proxy given by a shareholder, whether in writing, by telephone or by the Internet, is revocable.  The Agent will record the shareholder’s instructions on the card.

By order of the Board of Trustees,

/s/ Frank A. Nasta

Secretary

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It is important that proxies be returned promptly. All shareholders, including those who expect to attend the Meeting, are urged to date, fill in, sign and mail the enclosed form of Proxy in the enclosed return envelope, which requires no postage if mailed in the United States. A Proxy is not required for admission to the Meeting.

ANNEX A

FORM OF

INVESTMENT SUB-ADVISORY AGREEMENT

between

J. P. MORGAN INVESTMENT MANAGEMENT INC.

and

CADOGAN MANAGEMENT, LLC

INVESTMENT SUBADVISORY AGREEMENT, effective as of the ___day of _____, 2009, between J.P. Morgan Investment Management Inc. (the "Adviser"), a corporation organized and existing under the laws of the State of Delaware, and Cadogan Management, LLC ("Subadviser"), a limited liability company organized and existing under the laws of the State of Delaware.

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated as of the 30th day of January, 2004 ("Advisory Agreement") with UM Investment Trust, a Massachusetts business trust (the "Trust"), on behalf of its UM Multi-Strategy Fund (the “Fund”) which is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940, as amended, ("1940 Act"); and

WHEREAS, the Subadviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, ("Advisers Act"); and

WHEREAS, the Adviser desires to retain the Subadviser to assist it in the provision of a continuous investment program for the hedge fund of funds investment portfolio of the Fund listed on Appendix A  (the “Subadviser Assets”) and the Subadviser is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

1.

Appointment.  Adviser hereby retains the Subadviser to act as investment adviser for and to manage the Subadviser Assets for the period and on the terms set forth in this Agreement.  The Subadviser accepts such employment and agrees to render the services herein set forth, for the compensation herein provided.

2.    Duties of the Subadviser

A.

Investment Subadvisory Services.  Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and the Adviser, the Subadviser shall manage the investments of the Subadviser Assets in accordance with the Fund’s investment objective, policies, and restrictions as provided in the Trust’s Offering Memorandum relating to the Fund, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Offering Memorandum"), and in compliance with the requirements applicable to registered investment companies under applicable laws and those requirements applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code") and in compliance with such other limitations as the Adviser may institute. The Subadviser shall (a) make investment decisions in its sole discretion for the Subadviser Assets; (b) place purchase and sale orders for portfolio transactions for the Subadviser Assets; and (c) employ professional portfolio managers and securities analysts to provide research services to the Subadviser Assets.  In providing these services, the Sub-Adviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Subadviser Assets.

B.

Subadviser Undertakings.  In all matters relating to the performance of this Agreement, the Subadviser shall act in conformity with the Trust’s Articles of Incorporation, By-

Laws, and Offering Memorandum and with the written instructions and directions of the Board and the Adviser.  The Subadviser hereby agrees to:

(i)

   regularly report to the Board and the Adviser (in such form and frequency as the Adviser and Subadviser mutually agree) with respect to the implementation of the investment program, compliance of the Subadviser Assets with the Offering Memorandum, the 1940 Act and the Code,  and on other topics as may reasonably be requested by the Board or the Adviser, including attendance at Board meetings, as reasonably requested, to present such reports to the Board;

(ii)

comply with valuation procedures adopted by Board, including any amendments thereto, and consult with the Trust’s pricing agent regarding the valuation of securities that are not registered for public sale, not traded on any securities markets, or otherwise may require fair valuation;

(iii)

provide, subject to any obligations or undertakings reasonably necessary to maintain the confidentiality of the Subadviser’s non-public information, any and all information, records and supporting documentation about the composite of accounts and the funds the Subadviser manages that have investment objectives, policies, and strategies substantially similar to those employed by the Subadviser in managing the Subadviser Assets which may be reasonably necessary, under applicable laws, to allow the Trust or its agent to present historical performance information concerning the Subadviser’s similarly managed accounts and funds, for inclusion in the Trust’s Offering Memorandum and any other reports and materials prepared by the Trust or its agent, in accordance with regulatory requirements or as requested by applicable federal or state regulatory authorities;

(iv)

provide reasonable assistance to the Adviser with respect to the Subadviser Assets in connection with the annual audit of the Fund’s financial statements, including, but not limited to:  (i) providing broker contacts as needed for obtaining trade confirmations; (ii)  providing assistance in obtaining trade confirmations in the event the Fund or the Fund’s independent registered public accounting firm is unable to obtain such confirmations directly from the underlying hedge fund managers or their administrators and (iii) obtaining market quotations for investments that are not readily ascertainable in the event the Fund or the Fund’s independent registered public accounting firm is unable to obtain such market quotations through independent means.

C.

Expenses.  The Subadviser will bear all of its expenses in connection with the performance of its services under this Agreement.  All other expenses to be incurred in the operation of the Fund will be borne by the Trust, except to the extent specifically assumed by the Subadviser.  The expenses to be borne by the Trust include, without limitation, the following: organizational costs, taxes, interest, brokerage fees and commissions, Trustees’ fees, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents’ fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing stockholders, costs of stockholders’ reports and meetings, and any extraordinary expenses.  The Sub-Adviser shall bear the reasonable out of pocket expenses and costs of the Trust (including reasonable attorney’s fees), if any, arising out of a termination of the Investment Sub-Advisory Agreement as a result of an assignment caused by a change of control or management of the Sub-Advisor, including the preparation and mailing of an information statement to shareholders pursuant to a “manager-of-managers” exemptive order from the SEC, or the preparation, mailing, solicitation and other costs associated with the use of a proxy statement relating to a shareholder vote in respect of a new sub-advisory agreement.  The foregoing obligations of the Sub-Adviser shall apply when the Sub-Adviser, in consultation with its internal or outside counsel, deems that an assignment of the Investment Sub-Advisory Agreement has or will occur, and Adviser, in consultation with internal or outside counsel to the Trust, determines that an information statement should be used, or a vote of shareholders should be obtained, as the case may be.

D.

Aggregation of Orders.  On occasions when the Subadviser deems the purchase or sale of a security to be in the best interest of the Subadviser Assets as well as other clients of the Subadviser, the Subadviser may to the extent permitted by applicable laws and regulations, but shall be under no obligation to, aggregate the orders for securities to be purchased or sold.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.  The Adviser recognizes that, in some cases, the

Subadviser’s allocation procedure may limit the size of the position that may be acquired or sold for the Subadviser Assets.  It is understood that the allocation of investment opportunities by the Subadviser among its clients is subject to variances that may arise due to differences in capital inflow/outflows, legal, contractual, tax and other good faith reasons.

E.

Books and Records.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that all records which it maintains for the Subadviser Assets of the Fund are the property of the Trust and further agrees to surrender promptly to the Trust copies of any of such records upon the Fund’s or the Adviser’s request, provided, however, that Subadviser may retain copies of any records to the extent required for it to comply with applicable laws.  The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records relating to its activities hereunder required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records relating to its activities hereunder required by Rule 204-2 under the Advisers Act for the period specified in said Rule.  Notwithstanding the foregoing, Subadviser has no responsibility for the maintenance of the records of the Fund, except for those related to the Subadviser Assets.

G.

Subadviser Compliance Responsibilities.  The Subadviser and the Adviser acknowledge that the Subadviser is not the compliance agent for the Fund, and does not have access to all of the Trust’s books and records necessary to perform certain compliance testing.  However, to the extent that the Subadviser has agreed to perform the services specified in this Agreement, the Subadviser shall perform compliance testing with respect to the Subadviser Assets based upon information in its possession and upon information and written instructions received from the Adviser or the Trust’s Administrator and shall not be held in breach of this Agreement so long as it performs in accordance with such information and instructions.  Specifically, the Subadviser shall not be responsible for the Fund being in violation of any applicable law or regulation or investment policy or restriction applicable to the Fund as a whole or for the Fund’s failure to qualify as a regulated investment company under the Code if the securities and other holdings of the Subadviser Assets would not be in such violation or failing to so qualify if the Subadviser Assets were deemed a separate series of the Trust or a separate regulated investment company under the Code.  The Adviser or Trust’s Administrator shall promptly provide the Subadviser with copies of the Trust’s Declaration of Trust, By-Laws, current Prospectus and any written policies or procedures adopted by the Board applicable to the Subadviser Assets and any amendments or revisions thereto.  Subadviser shall supply such reports or other documentation as reasonably requested from time to time by the Adviser to evidence Subadviser’s compliance with such Prospectus, policies or procedures.

H.

Proxy voting.  The Subadviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Fund’s shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in the Subadviser Assets.  The Adviser shall cause to be forwarded to Subadviser all proxy solicitation materials that Adviser receives. Subadviser agrees that it has adopted written proxy voting procedures that comply with the requirements of the 1940 Act and the Advisers Act.  The Subadviser further agrees that it will provide the Board as the Board may reasonably request, with a written report of the proxies voted during the most recent 12-month period or such other period as the Board may designate, in a format that shall comply with the 1940 Act. Upon reasonable request, Subadviser shall provide the Advisor with all proxy voting records relating to the Subadviser Assets, including but not limited to those required by Form NPX. Subadviser will also provide an annual certification, in a form reasonably acceptable to Adviser, attesting to the accuracy and completeness of such proxy voting records.

I.

Use of Names.  The Subadviser shall not use the name, logo, insignia, or other identifying mark of the Trust or the Adviser or any of their affiliates or any derivative or logo or trade or service mark thereof, or disclose information related to the business of the Adviser or any of its affiliates in material relating to the Subadviser in any manner not approved prior thereto by the Adviser; provided, however, that the Adviser shall approve all uses of its or the Trust’s name and of their affiliates which merely identify in accurate terms the appointment of the Subadviser hereunder or which are required by the SEC or a state securities commission; and provided, further, that in no event shall such approval be unreasonably withheld.  The Adviser shall not use the name, logo, insignia, or other identifying mark of the Subadviser or any of its affiliates in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto by the Subadviser; provided, however, that the Subadviser shall approve all uses of its name which merely identify in accurate terms the appointment of the Subadviser hereunder or which are required by the SEC or a state securities commission; and provided, further that in no event shall such approval be unreasonably withheld.

J.

Portfolio Holdings. The Subadviser will not disclose, in any manner whatsoever, any list of securities held by the Fund, except in accordance with the Fund’s portfolio holdings disclosure policy.

3.     Compensation of Subadviser.  The Adviser will pay the Subadviser, with respect to each Fund on Appendix A attached hereto, the compensation specified in Appendix A. Such fees will be computed daily and paid monthly, calculated at an annual rate based on the Subadviser Assets’ average daily net assets as determined by the Trust’s accounting agent.  Compensation for any partial period shall be pro-rated based on the length of the period.

4.     Standard of Care.  The Subadviser shall exercise its best judgment in rendering its services described in this Agreement. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Subadviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from Subadviser’s willful misfeasance, bad faith or gross negligence on its part in the performance of its duties hereunder or from reckless disregard by it of its obligations and duties under this Agreement

5.     Indemnification.

a. The Adviser agrees to indemnify and hold harmless the Subadviser from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses) (“Losses”), howsoever arising, from or in connection with this Agreement or the performance by the Subadviser of its duties hereunder; provided however that the Adviser will not indemnify the Subadviser for Losses resulting from the Subadviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from the Subadviser’s reckless disregard of its obligations and duties under this Agreement

b. The Subadviser agrees to indemnify and hold harmless the Adviser from and  against any and all Losses resulting from the Subadviser's willful misfeasance, bad faith, or gross negligence in the performance of, or from reckless disregard of, the Subadviser's obligations and duties under this Agreement; provided however that the Subadviser will not indemnify the Adviser for Losses resulting from the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from the Adviser’s reckless disregard of its obligations and duties under this Agreement.

6.     Non-Exclusivity.  The services of the Subadviser to the Adviser with respect to the Subadviser assets are not to be deemed to be exclusive, and the Subadviser and its affiliates shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities.  It is understood and agreed that the directors, officers, and employees of the Subadviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors, trustees, or employees of any other firm or corporation, including other investment companies.  Adviser acknowledges that Subadviser or its affiliates may give advice and take actions in the performance of its duties to clients which differ from the advice, or the timing and nature of actions taken, with respect to other clients’ accounts (including the Subadviser assets) or employee accounts which may invest in some of the same securities recommended to advisory clients.  In addition, advice provided by the Subadviser may differ from advice given by its affiliates.

7.     Maintenance of Insurance.  During the term of this Agreement and for a period of one year after the termination hereof, Subadviser will maintain investment adviser’s errors and omissions insurance and will carry a fidelity bond covering it and each of its employees and authorized agents with each policy with limits of not less than those considered commercially reasonable and appropriate under current industry practices. Subadviser shall promptly notify Adviser of any termination of said coverage.

8.     Confidentiality.  Each party to this Agreement shall keep confidential any nonpublic information concerning the other party and will not use or disclose such information for any purpose other than the performance of its responsibilities and duties hereunder, except for (a) any such disclosure which is authorized by the non-disclosing party, (b) any such disclosure which is expressly required or requested by applicable law or by federal or state regulatory authorities or (c) any such disclosure to the disclosing party’s employees, third-party service providers, consultants, legal advisors or auditors having a need to know such nonpublic information, it being agreed that Subadviser shall inform such parties of the confidential nature of the nonpublic information and such parties shall be directed by Subadviser to keep the nonpublic information confidential in accordance with the terms of this Agreement. Nonpublic information shall not include information a party to this Agreement can clearly establish was (a) known to the party prior to this Agreement; (b) rightfully acquired by the party from third parties whom the party reasonably believes are not under an obligation of confidentiality to the other party to this Agreement; (c) placed in public domain without fault of the party or its affiliates; or

(d) independently developed by the party without reference or reliance upon the nonpublic information.

9.     Term of Agreement.  This Agreement shall become effective as of the date of its execution and shall continue in effect for a period of two years from the date of execution.  Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Board or (ii) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  This Agreement is terminable, without penalty, on 10 days’ written notice to the Subadviser by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, or on 60 days’ written notice by the Adviser or by the Subadviser, and will terminate five business days after the Subadviser receives written notice of the termination of the Advisory Agreement between the Trust and the Adviser.  This Agreement also will terminate automatically in the event of its assignment (as defined in the 1940 Act).

10.     Representations of Subadviser.  The Subadviser represents, warrants, and agrees as follows:

A.

The Subadviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

B.

The Subadviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Adviser and the Trust with a copy of such code of ethics.  On at least an annual basis, the Subadviser will comply with the reporting requirements of Rule 17j-1, which may include (i) certifying to the Adviser that the Subadviser and its Access Persons have complied with the Subadviser’s Code of Ethics with respect to the Subadviser Assets and (ii) identifying any material violations which have occurred with respect to the Subadviser Assets.  Upon the reasonable request of the Adviser, the Subadviser shall permit the Adviser, its employees or its agents to examine the reports required to be made by the Subadviser pursuant to Rule 17j-1 and all other records relevant to the Subadviser’s code of ethics.

C.

 Subadviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Subadviser, its employees, officers and agents. Upon reasonable request, Subadviser shall provide the Advisor with access to the records relating to such policies and procedures as they relate to the Subadviser Assets. Subadviser will also provide, at the reasonable request of  the Adviser,  periodic certifications, in a form reasonably acceptable to Adviser, attesting to such written policies and procedures.

D.

The Subadviser has provided the Adviser and the Trust with a copy of its Form ADV as most recently filed with the SEC and hereafter will furnish a copy of its annual amendment to the Adviser.

11.     Provision of Certain Information by Subadviser.  The Subadviser will promptly notify the Adviser (i) in the event  the SEC or other governmental authority has censured the Subadviser, placed limitations upon its activities, functions or operations, suspended or revoked its registration, if any, as an investment adviser, or has commenced proceedings or an investigation that may result in any of these actions, or (ii) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code. The Subadviser further agrees to notify the Adviser promptly of any material fact known to the Subadviser respecting or relating to the Subadviser respecting or relating to the Subadviser that is not contained in the Offering Document, and is required to be stated therein or necessary to make the statements therein not misleading, or of any statement contained therein that becomes untrue in any material respect. As reasonably requested by the Trust on behalf of the Trust’s officers and in accordance with the scope of Subadviser’s obligations and responsibilities contained in this Agreement, Subadviser will provide reasonable assistance to the Trust in connection with the Trusts’s compliance with the Sarbanes-Oxley Act and the rules and regulations promulgated by the SEC thereunder, and Rule 38(a) – 1 of the 1940 Act. Such assistance shall include, but not be limited to: (i) certifying periodically, upon the reasonable request of the Trust, that it is in compliance with all applicable “federal securities laws”, as required by Rule 38a-1(e)(1) under the 1940 Act, and Rule 206(4)-7 under the Advisers Act; (ii) facilitating and cooperating with third-party audits arranged by the Trust to evaluate the effectiveness of its compliance controls; (iii) providing the Trust’s chief compliance officer with direct access to its compliance personnel; (iv) providing the Trust’s chief compliance officer with periodic reports; and (v) promptly providing special reports in the event of compliance problems. Further, Subadviser is aware that: (i) the Chief Executive Officer (Principal Executive Officer) and Treasury/Chief Financial Officer (Principal Financial Officer) of the Trust (collectively, “Certifying Officers”) are required to certify the Trust’s periodic reports on Form N-CSR pursuant to Rule 30a-2 under the Investment Company Act of 1940, as amended; and (ii) the Certifying Officers must rely upon certain matters of fact generated by Subadviser of which they do not have firsthand knowledge.  Consequently, Subadviser has in place and has observed procedures and controls that are reasonably designed to ensure the adequacy of the services provided to the Trust under this Agreement and the accuracy of the information prepared by it and which is included in the Form N-CSR, and shall provide certifications to the Trust to be relied upon by the Certifying Officers in certifying the Trust’s periodic reports on Form N-CSR, in a form satisfactory to the Trust.

12.     Provision of Certain Information by the Adviser.  The Adviser will promptly notify the Subadviser: (1) in the event that the SEC has censured the Adviser or the Trust, placed limitations upon either of their activities, functions, or operations, suspended or revoked the Adviser’s registration as an investment adviser, or has commenced proceedings or an investigation that may result in any of these actions; and (2) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Code.

13.     Amendment of Agreement.  No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by both parties.

14.     Miscellaneous.

A.

Governing Law.  This Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof, and with the 1940 Act.  To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

B.

Change in Control.  The Subadviser will notify the Adviser of any change of control of the Subadviser, including any change of entities owning interests of 25% or more of the Subadviser, as applicable, prior to or promptly after such change.  In addition the Subadviser will notify the Adviser of any changes in the key personnel who are either the portfolio manager(s) of the Subadviser Assets or senior management of the Subadviser as soon as practicable after such change.

C.

Captions.  The Captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof  or otherwise affect their construction or effect.

D.

Entire Agreement.  This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof.

E.

Definitions.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, releases or orders of the SEC validly issued pursuant to the Act.   As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, release or order.  Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, release, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, release, or order.

F.

Notices.  Any notice herein required is to be in writing and is deemed to have been given to Subadviser or Adviser upon receipt of the same at their respective addresses set forth below.  All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested or by facsimile machine or similar means of delivery that provide evidence of receipt.  All notices to Adviser shall be sent to: J.P. Morgan Investment Management Inc, 245 Park Avenue, 8th Floor, New York, NY 10167, Attention: Legal, Fax (212) 648-1978.

All notices to Subadviser shall be sent to:  Cadogan Management, LLC, 149 Fifth Avenue – 15th floor, New York, NY  10010, Attention: Stuart N. Leaf.

G.

Risk Acknowledgement.  The Subadviser does not guarantee the future performance of the Subadviser Assets or any specific level of performance, or the success of any investment decision or strategy that the Subadviser may use.  The Adviser understands that investment decisions made for the Adviser by the Subadviser are subject to various market, currency, economic, political, business and structural risks, and that those investment decisions will not always be profitable.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

J.P. Morgan Investment Management Inc.

Attest: __________________________

 By:

_____________________________

  _____________________________

(Title)

_______________________________

_____________________________

Date:

Cadogan Management, LLC

Attest:

By:      ______________________________

_____________________________

_______________________________

(Title)

_____________________________

Date:

Appendix A

Fee Schedule

For the services provided by Subadviser to the Subadviser Assets, pursuant to the attached Investment Sub-Advisory Agreement, the Adviser will pay the Subadviser a fee, computed daily and payable monthly, based on the average daily net assets of the Subadvisory Assets at the following annual rates of the average daily net assets of the Subadviser Assets as determined by the Trust’s accounting agent:

FUND

RATE

UM Multi-Strategy Fund

        0.85%

ANNEX B

Board Approval of Investment Advisory and Subadvisory Agreements

The Board of Trustees held meetings in person in June and August 2008, at which the Trustees considered the continuation of the investment advisory agreement and the sub-advisory agreement for the Fund whose annual report is contained herein (each an “Advisory Agreement” and collectively, the "Advisory Agreements"). At the June meeting, the Board’s investment subcommittees (money market and alternative products, equity and fixed income) met to review and consider performance and expense information for the JPMorgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of the Advisory Agreements on August 20, 2008.

The Trustees, as part of their review of the investment advisory arrangements for the Fund, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Fund. This information includes the Fund’s performance against the Fund’s peers and benchmarks and analyses by the Advisor of the Fund’s performance. The Advisor also periodically provides comparative information regarding the Fund’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present.

Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Fund and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor's senior management and expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Fund gained from their experience as Trustees of the Fund. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisors.

Costs of Services Provided and Profitability to the Advisor

The Trustees did not receive nor review the profitability of the Fund to the Advisor in light of the fee waiver and/or expense reimbursement obligations of the Advisor and Administrator to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Fund. The Trustees considered that JPMFM, an affiliate of the Advisor, earns fees from the Fund for providing administrative services. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings. The attention that was given to the benchmark performance and the actions taken as a result of the review of the Fund’s investment performance are summarized below:

The Trustees noted the performance for the one, three and five-year periods of the Fund as compared with that of its benchmark index. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. The Trustees requested the Fund’s Advisor to review the Fund with the members of the money market and alternative products sub-committee at each of their regular meetings over the course of the year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of the Fund’s advisory fees and expense ratios are summarized below:

The Trustees noted that the Fund’s total actual expenses were in the third quintile and the net advisory fee was in the fourth quintile of the Expense Group. The Trustees also considered information provided by JPMFM and JPMorgan Distribution Services, Inc. ("JPMDS") related to the sub-advisory structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

Sub-advisor

At a meeting held October 10, 2008, the Board of Trustees was informed of circumstances that had led the Fund's Sub-advisor to conclude that there might be a change of control of the Sub-advisor.  The Fund's sub-advisory agreement terminates automatically in the event of a change of control of the Sub-advisor. On September 28, 2008 the Belgian government assumed an approximately 50% stake in Fortis SA/NV ("Fortis Belgium"), which might be considered a change of control.  Fortis Belgium is the indirect parent of Fortis Investment Management USA, Inc. ("Fortis USA"), which in turn "controls" the Sub-advisor within the meaning of the 1940 Act. Subsequently on October 5, 2008, the Belgium government assumed a 100% stake in Fortis Belgium, which might also be considered a change of control.  In response to this information, the Trustees approved interim sub-advisory agreements for the Fund. The first interim sub-advisory agreement covered the period from September 28, 2008 to October 5, 2008 and the second interim sub-advisory agreement was approved for the period beginning October 5, 2008 and ending 150 days from that date or when a new contract was approved, whichever occurred earlier. In considering whether to approve the two interim sub-advisory agreements, the Trustees took into account that they had recently approved the continuation of the prior sub-advisory agreement in August 2008.  That approval followed a lengthy process, which is described above.  The Trustees also considered the implications of these changes of control, that the terms of the interim agreements are substantially identical to the terms of the prior sub-advisory agreement, and the scope and quality of services to be provided under the interim sub-advisory agreements will be at least equivalent to the scope and quality of services provided under the prior sub-advisory agreement with the Sub-Advisor. In light of these considerations and their recent continuation of the Fund's sub-advisory arrangement in August 2008, the Trustees approved the interim sub-advisory agreements at their meeting on October 10, 2008.

This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of UM Investment Trust (the “Trust”) on behalf of JPMorgan for use at the special meeting of shareholders to be held on October 6, 2009 (the “Meeting”) and at any adjournments or postponements thereof. If the enclosed proxy is executed properly and returned in time to be voted at the meeting, the shares represented will be voted according to the instructions contained therein. Executed proxies that are unmarked will be voted for the approval of a subadvisory agreement, and for or against any other matters acted upon at the meeting in the discretion of the persons named as proxies.

A proxy may be revoked at any time prior to its exercise by filing with the Secretary of the Funds a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. This proxy statement and the related proxy card will be mailed to shareholders on or about September 7, 2009.

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to Be Held on October 6, 2009.
The Proxy Statement for this meeting is available at
http://www.proxyweb.com

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. YOUR PROMPT RETURN OF THE PROXY WILL HELP ENSURE A QUORUM AT THE MEETING AND AVOID THE EXPENSE TO THE TRUST OF FURTHER SOLICITATION.

		FOR	AGAINST	ABSTAIN
1.	To approve a new subadvisory agreement between J.P. Morgan Investment Management, Inc., the Fund’s investment adviser, and Cadogan Management, LLC; and	|_|	|_|	|_|

2.	To transact any other business that may lawfully come before the meeting and any adjournments or postponements thereof.

PLEASE DATE AND SIGN THIS CARD ON THE REVERSE SIDE. YOUR INSTRUCTION CARD IS NOT VALID UNLESS IT IS SIGNED.